Supplement to the
Fidelity Flex℠ Funds
Fidelity Flex℠ International Fund
December 29, 2018
Prospectus

Sammy Simnegar no longer serves as co-manager of the fund.

The following information replaces the information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Jed Weiss (co-manager) and Alexander Zavratsky (co-manager) have managed the fund since March 2017.

Sam Polyak (co-manager) has managed the fund since February 2019.

The following biographical information supplements the information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Sam Polyak is co-manager of the fund, which he has managed since February 2019. He also manages other funds. Since joining Fidelity Investments in 2010, Mr. Polyak has worked as a portfolio manager.

ZNL-19-01 1.9881993.102	October 1, 2019